                        ---------------------------------------------------------
                        Suite 900                       Telephone: (313) 396-3000
                        600 Renaissance Center
[LOGO]                  Detroit, Michigan 48243-1704
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                                                                      EXHIBIT 23

INDEPENDENT AUDITORS' CONSENT

        We consent to the incorporation by reference of our report dated
January 22, 1998, appearing in this Annual Report on Form 10-K of Chrysler
Corporation for the year ended December 31, 1997, in the following Registration
Statements:


          REGISTRATION
FORM      STATEMENT NO.                         DESCRIPTION
----      -------------                         -----------
S-8          33-5588            Chrysler Salaried Employees' Savings Plan

S-8          33-6117            Chrysler Corporation Stock Option Plan

S-3          33-13739           Chrysler Corporation Common Stock deliverable to
                                Selling stockholder named therein

S-3          33-15716           Chrysler Corporation Common Stock deliverable
                                to Selling stockholders named therein

S-8          33-15544           Chrysler Corporation Common Stock deliverable
          (Post-Effective       pursuant to the 1972 and 1980 American Motors
          Amendment No. 1)      Corporation Stock Option Plans

S-3          33-15849           Chrysler Corporation Debt Securities

S-3          33-22233           Chrysler Corporation Common Stock deliverable
                                to Selling stockholders named therein

S-3          33-39688           Chrysler Corporation Common Stock deliverable
                                to Selling stockholder named therein

S-8          33-47986           Chrysler Corporation 1991 Stock Compensation Plan

S-3          33-59294           Chrysler Corporation Common Stock deliverable
                                to Selling stockholder named therein

S-8          33-55817           Chrysler Corporation 1991 Stock Compensation Plan

S-3          333-21589          Chrysler Corporation Debt Securities
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[DELOITTE TOUCHE TOHMATSU INTERNATIONAL LOGO]

January 22, 1998